FFTW FUNDS, INC.
        PROSPECTUS DATED MAY 1, 2002, AS SUPPLEMENTED DECEMBER 27, 2002
                       SUPPLEMENT DATED FEBRUARY 7, 2003



EFFECTIVE FEBRUARY 15, 2003, THE FOLLOWING INFORMATION REPLACES THE FEE TABLE AND EXPENSE TABLE EXAMPLE FOR THE FUND ON PAGE 24 OF THE PROSPECTUS:

This Table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.*

Portfolio            U.S. Short-   Limited    Mortgage-   Worldwide   Worldwide   International   Emerging   U.S.          Global
Name:                Term          Duration   Backed                  Core                        Markets    Inflation -   Inflation
                                                                                                             Indexed       Indexed
                                                                                                                           Hedged**

Shareholder          None          None       None        None        None        None            None       None          None
Fees(Fees Paid
Directly from Your
Investment)

Annual Fund
Operating Expenses
(Expenses that are
Deducted From Fund
Assets)

Management Fees     0.30%         0.35%      0.30%       0.40%       0.40%        0.40%           0.75%       0.40%        0.40%

Distribution Fees   None          None       None        None        None         None            None        None         None
(12b-1)

Other Expenses***   0.16%         0.19%      0.17%       0.22%       0.22%        0.27%           0.48%       0.17%        0.31%**

Total Annual        0.46%         0.54%      0.47%       0.62%       0.62%        0.67%           1.23%       0.57%        0.71%
Fund Operating
Expenses****

*The fees and expenses in this Fee Table have been restated to reflect such fees and expenses incurred as of the Fund's fiscal year ended December 31, 2002.

**As of December 31, 2002, the Global Inflation-Indexed Hedged Portfolio had not commenced investment operations, therefore other expenses are estimated based upon the expected expenses that the Global Inflation-Indexed Hedged Portfolio will incur in its initial fiscal year.

***Under  Administration   Agreements  effective  May  29,  1998,  between  the
Portfolios and Investors Capital Services, Inc. ("Investors Capital" or "the Administrator"), the Administrator provides administrative services to each Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event any Portfolio operates below a certain expense ratio. This incentive fee is capped at 0.02% of such Portfolio's average daily net assets.

****Pursuant to the Investment Advisory Agreements for the U.S. Short-Term Portfolio and the Worldwide Portfolio, the Total Operating Expenses of each Portfolio are capped at 0.40% and 0.60%, respectively, (on an annualized basis) of that Portfolio's average daily net assets, which includes a voluntary waiver by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser" or "Adviser") of 0.15% of its management fees for the U.S. Short-Term Portfolio. In addition, the Investment Adviser has voluntarily agreed to cap the Total Operating Expenses of the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio at 0.35% and 0.50%, respectively (on an annualized basis) of that Portfolio's average daily net assets, which includes a voluntary waiver of 0.20% of its management fees for each of these Portfolios. The Adviser also has voluntarily agreed to waive 0.20% of its management fees for each of the Limited Duration and Mortgage-Backed Portfolios and 0.15% of its management fees for the Worldwide Core Portfolio. Such voluntary expense caps and fee waivers can be terminated at any time.


Portfolio            U.S. Short-   Limited    Mortgage-   Worldwide   Worldwide   International   Emerging   U.S.          Global
Name:                Term          Duration   Backed                  Core                        Markets    Inflation -   Inflation
                                                                                                             Indexed       Indexed
                                                                                                                           Hedged**


Total                0.15%         0.20%      0.20%       0.02%       0.15%        0.00%          0.00%      0.22%         0.21%
Waived
Fees

Net Annual           0.31%         0.34%      0.27%       0.60%       0.47%        0.67%          1.23%      0.35%         0.50%
Fund Operating
Expenses



                             EXPENSES TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio       1 Year          3 Years         5 Years         10 Years
Name

U.S.            $47             $148            $258            $579
Short-Term

Limited          55              173             302             677
Duration

Mortgage-        48              151             263             591
Backed

Worldwide        63              199             346             774

Worldwide        63              199             346             774
Core

International    68              214             373             835

Emerging         125             390             676             1489
Markets

U.S.             58              183             318             714
Inflation-
Indexed

Global           73              227
Inflation-
Indexed
Hedged